UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 9, 2013

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

El Paso Electric Company (the “Company”) held its annual meeting of shareholders on May 9, 2013.  As of the close of business on the record date, March 11, 2013, the Company had a total of 40,208,854 shares of common stock outstanding and entitled to vote at the annual meeting, of which 38,751,318 shares were represented at the meeting in person or by proxy.  The primary purpose of the annual meeting was to give our shareholders the opportunity to vote on three matters:  (i) the election of Class I directors; (ii) the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013; and (iii) a non-binding advisory vote on the compensation paid to the Company's named executive officers, commonly referred to as a “say on pay” vote.  A detailed discussion of each of these proposals can be found in our definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2013 as supplemented by the supplement thereto filed with the SEC on May 2, 2013.

Proposal 1:  Election of Class I Directors

Our shareholders elected the following persons to serve as Class I directors to hold office for a three-year term expiring at our annual meeting of shareholders to be held in 2016:

Director	Votes For	Votes Withheld	Broker Non-Votes
John Robert Brown	36,604,242	844,638	1,302,438
James W. Cicconi	36,396,427	1,052,453	1,302,438
Patricia Z. Holland-Branch	36,179,181	1,269,699	1,302,438
Thomas V. Shockley, III	36,417,046	1,031,834	1,302,438

In addition to the Class I directors listed above, the following individuals continue to serve as Class II and Class III directors following the meeting: Catherine A. Allen, Edward Escudero, James W. Harris, Woodley L. Hunt, Michael K. Parks, Eric B. Siegel, Stephen N. Wertheimer, and Charles A. Yamarone.

Proposal 2:  Appointment of Independent Registered Public Accounting Firm

At the annual meeting, our shareholders ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 by the following vote:

Description	Number of Votes
FOR	38,276,296
AGAINST	464,716
ABSTAIN	10,306

 Proposal 3:  Advisory Vote on the Company's Executive Compensation

In an advisory “say on pay” vote, our shareholders approved the compensation of our named executive officers at the annual meeting by the following vote:

Description	Number of Votes
FOR	36,094,012
AGAINST	1,324,170
ABSTAIN	30,698
BROKER NON-VOTES	1,302,438

Item 8.01. Other Events.

On May 9, 2013, the Company announced that the Board of Directors had approved an increase to the quarterly cash dividend to $0.265 per share of common stock from its current quarterly rate of $0.25 per share, commencing with the June 28, 2013 dividend payment, which will be payable to shareholders of record on June 13, 2013.

The Company's press release announcing the dividend increase is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY
(Registrant)

By:     /s/    DAVID G. CARPENTER
Name:    David G. Carpenter
Title:    Senior Vice President - Chief Financial Officer

Dated: May 9, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 9, 2013